UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

        X   Preliminary Information Statement
             Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
             Definitive Information Statement

CMSF CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

           No fee required.

           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

           Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

CMSF CORP.
980 Enchanted Way, Suite 201 A/B
Simi Valley, California 93065
(805) 290-4977

To the Stockholders of CMSF Corp.:

The enclosed Information Statement is provided on or about [________], 2011 to the stockholders of record as of 5:00 P.M., Pacific time, on June 8, 2011 (the “Record Date”) of CMSF Corp., a Delaware corporation (the “Company”), to advise them that, on the Record Date, the holders of a majority of the shares of the Company’s common stock, par value $0.000001 per share (“Common Stock”), approved by written consent an Amended and Restated Certificate of Incorporation of CMSF Corp. (the “Amended Certificate”) in order to:

1.	change the name of the Company to Plures Technologies, Inc.;

2.	reclassify and change existing shares of Common Stock into one-four hundredth (1/400th) of a fully paid and nonassessable share of Common Stock without decreasing the paid-in surplus of the Company;

3.
decrease the number of shares the Company can issue to 55,000,000, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.000001 per share (“Preferred Stock”);

4.	change the par value of the Common Stock and Preferred Stock from $0.000001 per share to $0.001 per share; and

5.
increase the number of authorized shares of Preferred Stock to 5,000,000 and classify 1,282,527 shares of Preferred Stock as “Series A Preferred Stock” and to assign unique rights and privileges to such Series A Preferred Stock.

On June 8, 2011, the Company’s Board of Directors (the “Board”) unanimously approved, subject to the approval of the stockholders of the Company, the Amended Certificate.  The Company obtained stockholder approval on the Record Date by written consent of the record holders of 187,201,847 shares of Common Stock, representing a majority of the issued and outstanding shares of Common Stock.

On the Record Date, the Company had outstanding and entitled to vote 192,379,016 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  There are no dissenter’s rights of appraisal applicable to this action.  Under applicable federal securities laws, although the Company’s stockholders approved the Amended Certificate by written consent, the Amended Certificate cannot be filed until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.  We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE AMENDED CERTIFICATE AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

The enclosed Information Statement is provided to the stockholders of the Company only for informational purposes in connection with the Amended Certificate pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

The date of this Information Statement is [________], 2011.  Thank you for your time and consideration.

Sincerely,

/s/ Stephen Crosson
Stephen Crosson
Chief Executive Officer

CMSF CORP.
980 Enchanted Way, Suite 201 A/B
Simi Valley, California 93065
(805) 290-4977

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF
STOCKHOLDERS OF CMSF CORP.

NOTICE IS HEREBY GIVEN, that on June 8, 2011, the record holders of a majority of the shares of the common stock, $0.000001 par value per share, of CMSF Corp., a Delaware corporation (the “Company”), acted by written consent, without a stockholders’ meeting, to approve an Amended and Restated Certificate of Incorporation (the “Amended Certificate”).  Under applicable federal securities laws, although the Company’s stockholders approved the Amended Certificate by written consent, the Amended Certificate cannot be filed and made effective until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.

These items are described in detail in the enclosed Information Statement, which is incorporated by reference and made part of this notice.

By Order of the Board of Directors,

/s/ Stephen Crosson
Stephen Crosson
Chief Executive Officer

CMSF CORP.
980 Enchanted Way, Suite 201 A/B
Simi Valley, California 93065
(805) 290-4977

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement accompanies the notice of certain actions taken by the written consent of the stockholders of CMSF Corp. (the “Company”).  On June 8, 2011, the record holders of a majority of the shares of the common stock, $0.000001 par value per share (the “Common Stock”), of the Company acted by written consent, without a stockholders’ meeting, to approve the Company’s Amended and Restated Certificate of Incorporation set forth in Appendix A (the “Amended Certificate”).  Under applicable federal securities laws, although the Company’s stockholders approved the Amended Certificate by written consent, the Amended Certificate cannot be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company.

The record date (the “Record Date”) for determining stockholders entitled to receive this Information Statement was June 8, 2011, the date the Company’s stockholders approved the Amended Certificate by written consent.  On the Record Date, the Company had outstanding and entitled to vote 192,379,016 shares of Common Stock.  Each share of Common Stock is entitled to one vote.  This Information Statement is sent on or about June __, 2011 to all the Company’s stockholders of record as of the Record Date.

Proposed Merger

As of the date hereof, the Company has no products or services.  The Company currently does not engage in any activities other than seeking potential opportunities for an acquisition, sale, merger or other business combination.  On May 23, 2011, the Company entered into an Agreement and Plan of Merger and Reorganization with Plures Technologies, Inc., a Delaware corporation (“Plures”), and certain other parties, pursuant to which the Company’s newly formed, wholly owned subsidiary will merge with and into Plures (the “Merger”), and Plures will become a wholly owned subsidiary of the Company, and the Company will become an operating company.

Consummation of the Merger is dependent on, among other things, the filing of the Amended Certificate.  Amendments to the Company’s current certificate of incorporation contained in the Amended Certificate include (i) changing the name of the Company to Plures Technologies, Inc., (ii) reclassifying and changing existing shares of Common Stock into one-four hundredth (1/400th) of a fully paid and nonassessable share of Common Stock without decreasing the paid-in surplus of the Company (the “Reverse Stock Split”), (iii) decreasing the number of shares the Company can issue to 55,000,000, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.000001 per share (“Preferred Stock”), (iv) changing the par value of the Common Stock and Preferred Stock from $0.000001 per share to $0.001 per share and (v) increasing the number of authorized shares of Preferred Stock to 5,000,000 and classifying 1,282,527 shares of Preferred Stock as “Series A Preferred Stock” and to assign unique rights and privileges to such Series A Preferred Stock.

On June 8, 2011, the Board approved the Amended Certificate to be filed immediately prior to the consummation of the Merger, subject to obtaining stockholder approval.  The Company’s stockholders approved the Amended Certificate by written consent on June 8, 2011.

The full text of the Amended Certificate, as described in this Information Statement, is set forth in Appendix A attached to this Information Statement.

Immediately prior to the consummation of the Merger, the Company will file the Amended Certificate with the Secretary of State of the State of Delaware.  The Amended Certificate will become effective upon filing with the Secretary of State of the State of Delaware.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO
EFFECT THE REVERSE STOCK SPLIT

Reasons For Reverse Stock Split

The primary reasons for the Reverse Stock Split are to decrease the number of shares of the Common Stock outstanding to facilitate the proposed Merger and to reduce the number of shares to a number that the Board believes is more appropriate and conducive to attracting investors.

In determining whether or not to implement the Reverse Stock Split, the Board assessed a variety of factors, including without limitation analysis of the Company’s capitalization and strategic alternatives.  The Board determined that the large number of shares outstanding (and the resulting low market price per share) was neither in the Company’s best interests nor that of its stockholders.  The Board therefore determined to effect the Reverse Stock Split and sought to determine a reverse split ratio that would result in a number of shares outstanding sufficient to allow for adequate liquidity while raising the stock price.  These parameters led the Board to choose a ratio of one (1) share for every four hundred (400) shares of Common Stock so that approximately 480,948 shares of Common Stock would be outstanding following the Reverse Stock Split.

The Board believes that this reverse split ratio will have minimal impact on the Company’s stockholder base, as no stockholder will be forced to relinquish his or her position as a result of the Reverse Stock Split.  At the same time, the Board is hopeful that the higher stock price will make an investment in the Company more attractive to a variety of investors, thus promoting greater liquidity for stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

There can be no assurances, however, that active trading will commence in the Common Stock, that the market price of the Common Stock immediately after the Reverse Stock Split or at any time thereafter will be higher than it would have been had the Reverse Stock Split not been effected or that any increased market price that may occur will be maintained for any period of time.  We cannot assure you that we will be able to consummate any transactions as a result of the Reverse Stock Split.  Moreover, there can be no assurance that the market price of the Common Stock after the proposed Reverse Stock Split will adjust to reflect the conversion ratio.  The history of similar stock split combinations for companies in like circumstances is varied, with many companies losing substantial market value after a stock split.  Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Effects of Reverse Stock Split on the Common Stock

The Reverse Stock Split will not affect the registration of the Common Stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor will it change the Company’s periodic reporting and other obligations thereunder.  The number of stockholders of record would not be affected by the Reverse Stock Split.  Holders of Common Stock will continue to have one vote for each share of Common Stock owned after the Reverse Stock Split.  Except as otherwise contemplated by the Amended Certificate, there will be no change in the par value of the Common Stock in connection with the Reverse Stock Split.  The authorized but unissued shares of the Common Stock are available for future issuances without the approval of the Company’s stockholders.  These additional shares may be utilized for a variety of corporate purposes, including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans.  The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act.  We will continue to be subject to the periodic reporting requirements of the Exchange Act.

The issuance of such shares may also have the effect of deterring a potential takeover of the Company that may otherwise be beneficial to the Company’s stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board.  A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.  In any event, further issuances of the Company’s authorized but unissued shares of Common Stock will have the effect of diluting current stockholders of the Company.

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The number of shares of the Common Stock issued and outstanding as of the effective time of the filing of the Amended Certificate will be reduced in connection with the Reverse Stock Split in accordance with the following formula: every four hundred (400) shares of Common Stock owned by a stockholder will automatically be changed into and become one (1) new share of Common Stock.  No fractional shares of Common Stock will be issued upon the Reverse Stock Split.  Whether or not fractional shares would have been issuable (but for the preceding sentence) upon the Reverse Stock Split is determined based on the total number of shares of Common Stock held by each holder.  In lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled (but for the preceding sentences), any fractional shares resulting from the Reverse Stock Split will be rounded down to the nearest whole share.  The foregoing notwithstanding, each stockholder who owns less than four hundred (400) shares at the effective date of the Reverse Stock Split will receive one share of Common Stock.  The Reverse Stock Split would result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock.  Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Upon the effectiveness of the Reverse Stock Split, the approximate number of outstanding shares of Common Stock will decrease as reflected in the following table:

	Prior to Reverse Stock Split	After Reverse Stock Split
Number of shares of Common Stock Outstanding	192,379,016	480,948

Such table may be adjusted based on any fractional shares.

Exchange of Stock Certificates

Our transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective date, stockholders and holders of securities convertible into our Common Stock will be notified of the effectiveness of the Reverse Stock Split.  Stockholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split.  Each stockholder will be able to obtain a certificate evidencing its post-Reverse-Stock-Split shares only by sending the transfer agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Stockholders will not receive certificates for post-Reverse Stock Split shares unless and until their old certificates are surrendered.   STOCKHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE TRANSFER AGENT UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL, AND THEY SHOULD ONLY SEND IN THEIR CERTIFICATES WITH THE LETTER OF TRANSMITTAL.  The transfer agent will send each stockholder’s new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).  Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that the Company will put in place for registered stockholders.   If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

Certain U.S. Federal Income Tax Consequences Of The Reverse Stock Split

The Company intends the following discussion to provide only a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split to holders of the Common Stock and the Company.  Stockholders should consult their own tax advisors as to the U.S. federal income tax consequences, as well as the effects of state, local and non-U.S. tax laws. This summary does not address the treatment of holders of Common Stock under the laws of any state, local or foreign taxing jurisdiction.

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This discussion describes certain U.S. federal income tax consequences of the Reverse Stock Split.  This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change.  Any such change, which may or may not be retroactive, could alter the tax consequences as described herein.  This discussion is limited to U.S. citizens or residents, U.S. corporations, and U.S. trusts and estates that hold their Common Stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment).  This discussion does not address all of the tax consequences that may be relevant to a particular person or the tax consequences that may be relevant to persons subject to special treatment under U.S. federal income tax laws (including, among others, foreign persons, tax-exempt organizations, dealers in securities or currencies, banks, insurance companies, financial institutions or persons that hold their Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, persons whose functional currency is not the U.S. dollar, persons that are, or hold their Common Stock through, partnerships or other pass-through entities, or persons who acquired their Common Stock through the exercise of an employee stock option or otherwise as compensation).  In addition, this discussion does not address any aspects of state, local, non-U.S. taxation or U.S. federal taxation other than income taxation.

The following discussion presents the opinion of the Company.  No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Reverse Stock Split, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.  Furthermore, the Company will not seek an opinion of counsel with respect to the anticipated tax treatment of the Reverse Stock Split.  If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level.

The U.S. federal income tax consequences of the Reverse Stock Split to a holder of Common Stock will be as follows:

•	the holder will not recognize any gain or loss for U.S. federal income tax purposes;
•	the holder’s aggregate tax basis in Common Stock received pursuant to the Reverse Stock Split will be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;
•	the holder’s holding period for Common Stock received pursuant to the Reverse Stock Split will include such holder’s holding period for Common Stock surrendered in exchange therefor; and
•	the Company will not recognize gain or loss solely as a result of the Reverse Stock Split.

No Dissenters’ Appraisal Rights

Stockholders have no dissenters’ appraisal rights under the Delaware General Corporation Law, the Company’s certificate of incorporation or the Company’s bylaws in connection with the Reverse Stock Split.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO
DECREASE AUTHORIZED SHARES OF COMMON STOCK
Background

Currently, our certificate of incorporation provides that the total number of shares that we are authorized to issue is 1,001,000,000, consisting of 1,000,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.  On the Record Date, 192,379,016 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

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Reasons for and Effect of the Amendment

The Board believes that the Company’s stockholders may benefit from the decrease in the number of shares of Common Stock the Company is authorized to issue because such decrease will allow the Company to consummate the Merger and the Board does not anticipate the need for 1,000,000,000 authorized shares of Common Stock if the number of outstanding shares of Common Stock is reduced as the result of the Reverse Stock Split.  Further, if the number of authorized shares of Common Stock were not decreased, potential investors could be wary of such a large number of authorized but unissued shares.  Because the proportion of total authorized shares of Common Stock remaining available for issuance after the Reverse Stock Split will be greater than it was previously because we are not reducing the total number of authorized shares of Common Stock by the same ratio as the Reverse Stock Split, the Company will maintain the potential benefit of greater flexibility in pursuing future transactions.  In addition, the decrease in the number of authorized shares of Common Stock could limit some anti-takeover strategies that could be implemented, as the number of shares of Common Stock that are issuable would be decreased which would limit the Company’s ability to issue additional shares of Common Stock and thereby dilute the ownership or voting rights of persons seeking to obtain control of the Company.  The Board is not aware of any such actual or contemplated takeover attempt.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon an amendment to the certificate of incorporation to decrease the number of authorized shares.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

Background

Currently, the Company’s certificate of incorporation provides that the name of the Company is CMSF Corp.  The Amended Certificate will change the name of the Company to Plures Technologies, Inc.

Reasons for and Effect of the Amendment

The Board believes that the name “Plures Technologies, Inc.” more accurately reflects the business we will conduct in the event the proposed Merger is consummated.  The name change will enable industry and financial market participants to more closely associate us with the operating business of Plures following the consummation of the Merger.

Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates.  After the name change takes effect, stock certificates bearing the name “CMSF Corp.” will represent shares in Plures Technologies, Inc.

In connection with the name change, the trading symbol and CUSIP number of the Common Stock will also be changed. The Company will apply to FINRA for a new trading symbol and to the CUSIP bureau for a new CUSIP number, and subsequently the Common Stock will be assigned a new trading symbol and a new CUSIP number.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon an amendment to the certificate of incorporation to change the name of the Company.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO
CHANGE THE PAR VALUE OF THE COMMON STOCK AND PREFERRED STOCK

Background

Currently, the Company’s certificate of incorporation provides that the par value of each share of Common Stock and Preferred Stock is $0.000001.

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Reasons for and Effect of the Amendment

The Amended Certificate will change the par value of the Common Stock and Preferred Stock from $0.000001 per share to $0.001 per share.  The Board believes that this change is in the best interest of the Company and its shareholders because of the substantial decrease in the number of outstanding shares due to the Reverse Stock Split and the substantial decrease in the number of authorized shares as provided by the Amended Certificate.

The change to “$0.001 par value” Common Stock will have no impact on the value of the Company’s stock or the rights of its stockholders.

Par value is used to designate the lowest value for which a company can sell its shares and to value the shares on a company’s balance sheet. Historically, the concept of par value was to protect creditors and senior security holders by ensuring that when issuing its own shares a company received at least par value as consideration for the shares. As markets have become more liquid, with stock prices responding more rapidly to market developments, par value has become a generally outdated concept. For these reasons, the vast majority of companies today set their par value at $0.001.

The change in the par value of the Company’s stock from $0.000001 per share to $0.001 per share will have no effect on the dollar amount of the Company’s total shareholders’ equity.  Except as otherwise contemplated by the Amended Certificate, the change in par value also will not change the number of authorized shares of Common Stock or Preferred Stock.

No Dissenters’ Appraisal Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon an amendment to the certificate of incorporation to increase the par value of our Common Stock and Preferred Stock.

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO CREATE SERIES OF SERIES A PREFERRED STOCK AND
INCREASE AUTHORIZED SHARES OF PREFERRED STOCK

Background

Currently, the Company is authorized to issue 1,000,000 shares of Preferred Stock, but has no shares of Preferred Stock issued and outstanding.  Furthermore, the current certificate of incorporation authorizes the Company to issue “blank check” Preferred Stock, but the Company currently has no specific series of preferred stock with defined rights and preferences.

Reasons for and Effect of the Amendment

The Amended Certificate will create a new series of Preferred Stock, to be designated Series A Preferred Stock, and will authorize the Company to issue 5,000,000 shares of Preferred Stock, of which 1,282,527 shares will be Series A Preferred Stock.  The Amended Certificate will continue to permit the Company to issue “blank check” Preferred Stock.  These amendments will enable the Company to consummate the Merger and will otherwise assist the Company in achieving its business objectives by making financings or other transactions easier to obtain.  The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company’s capital structure than currently exists.  All of the authorized shares of Series A Preferred Stock will be issued in connection with the Merger.  The Series A Preferred Stock will rank senior to the Common Stock of the Company with respect to dividends and liquidation rights.

Even though not intended by the Board, the possible effects on the Company’s stockholders of the increase in the number of authorized shares of Preferred Stock and the creation of the Series A Preferred Stock may include dilution of their ownership interests in the Company, prevention of mergers with or business combinations by the Company, and the discouragement of possible tender offers for shares of our Common Stock.  Issuances of Series A Preferred Stock would dilute the ownership and voting rights of the holders of Common Stock and such issuances could have an adverse effect on the market price of the Common Stock.

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The ability of the Board to issue Preferred Stock could be used as an anti-takeover device.  This proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no intention of proposing anti-takeover measures.  Any such issuance of Preferred Stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.  The Board believes the financial flexibility offered by the increase in the number of authorized shares of Preferred Stock and the creation of the Series A Preferred Stock outweighs any of the disadvantages.  To the extent that the Amended Certificate may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board, thereby enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.

No Dissenters’ Rights

The Delaware General Corporation Law does not grant our stockholders dissenters’ rights or rights of appraisal upon an amendment to the certificate of incorporation to increase the number of authorized shares of Preferred Stock and create a new series of Preferred Stock to be designated Series A Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of our equity securities entitled to vote on all matters submitted to a vote by holders of the Common Stock, beneficially owned as of June 8, 2011, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of 5% or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group.  Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.  Our Common Stock is our only class of voting securities.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent (3)
RENN Universal Growth Investment Trust PLC (4)	140,670,083	73.12%
RENN Global Entrepreneurs Fund, Inc. (5)	46,308,994	24.07%
Robert Pearson (6)	----	----
Russell Cleveland (7)	----	----
Lee Pryor	----	----
Stephen Crosson	222,770	----
All current directors and executive officers as a group (4 persons)	222,770	-----

(1)	Except as indicated, the address of each person is c/o the Company at 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065.

(2)
Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Based on 192,379,016 shares of Common Stock outstanding as of June 8, 2011.

(4)
RENN Capital Group, Inc. (“Renn Capital”) is the investment manager of RENN Universal Growth Investment Trust PLC.  The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(5)	Renn Capital is the investment advisor for RENN Global Entrepreneurs Fund, Inc. The address for this person is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(6)	Mr. Pearson is a director of the Company. The address for Mr. Pearson is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(7)
Mr. Cleveland is an executive officer of Renn Capital, which is the investment advisor to RENN Universal Growth Investment Trust PLC, RENN Global Entrepreneurs Fund, Inc., and Global Special Opportunities Trust PLC.  The address for Mr. Cleveland is 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

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INTEREST OF CERTAIN PERSONS
IN OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.  None of the directors of the Company are opposed to the proposed actions taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it.  We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at:  CMSF Corp., 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders.  We will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered.  Requests for additional copies of this Information Statement, and requests that in the future separate communications be sent to stockholders who share an address, should be directed to our Secretary, 980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065, or at telephone number (805) 290-4977.

OTHER INFORMATION

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov.  You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

A SPECIAL WARNING ABOUT FORWARD-LOOKING STATEMENTS

Certain information contained in this Information Statement are forward-looking statements regarding future events as well as the assumptions underlying or relating to such statements, all of which are “forward-looking statements” within the meaning of Section 21E of the Exchange Act. We have based these forward-looking statements on currently available information and our current beliefs, expectations and projections about future events.  All forward-looking statements contained herein are subject to numerous risks and uncertainties.  Our actual results and the timing of certain events could differ materially from those projected in the forward-looking statements due to a number of factors discussed in this Information Statement and in our other filings with the SEC.  Should the statements or underlying assumptions prove incorrect, actual results or outcomes may vary significantly from those suggested by forward-looking information.  Any forward-looking statements contained in this document are based on information available at the time of filing and we make no undertaking to update any of these forward-looking statements.  Certain statements contained in this Information Statement, including statements containing the words “believes,” “intends,” “expects,” and words of similar import, constitute “forward-looking statements.” GIVEN THESE UNCERTAINTIES, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.  The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

8

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the amendments to the Company’s certificate of incorporation pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please read this Information Statement carefully.

Dated: _______, 2011                                                                                        By Order of the Board of Directors

/s/ Stephen Crosson
Stephen Crosson
Chief Executive Officer

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Appendix A

Amended Certificate

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CMSF CORP.

CMSF Corp., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify that:

A:  The original name of this corporation is CMSF Corp., and the date of filing of the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware was February 26, 2010.

B:  Pursuant to Sections 228, 242 and 245 of the DGCL, this Amended and Restated Certificate of Incorporation has been duly adopted by the board of directors and stockholders of CMSF Corp. and amends and restates the provisions of the Certificate of Incorporation.

C:  The Amended and Restated Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

FIRST:    The name of the corporation is Plures Technologies, Inc. (hereinafter referred to as the “Corporation”).

SECOND:    The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware, postal code 19801.  The name of the registered agent of the Corporation at that address is The Corporation Trust Company.

THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

FOURTH:

A.  The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifty-five million (55,000,000), consisting of fifty million (50,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”) and five million (5,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

B.  Simultaneously with the effective time of the filing of this Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the  “Effective Time”), and without regard to any other provision of this Amended and Restated Certificate of Incorporation, each one share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time shall be and is hereby automatically reclassified and changed (without any further act) into one-four hundredth (1/400th) of a fully paid and nonassessable share of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”).  No fractional shares of Common Stock shall be issued upon the Reverse Stock Split.  Whether or not fractional shares would have been issuable (but for the preceding sentence) upon the Reverse Stock Split shall be determined based on the total number of shares of Common Stock held by each holder.  In lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (but for the preceding sentences), any fractional shares resulting from the Reverse Stock Split shall be rounded down to the nearest whole share; provided, however, that if immediately prior to the Effective Time a stockholder of record holds less than four hundred (400) shares of Common Stock, then the such stockholder shall receive one share of Common Stock.

C.  The Preferred Stock shall be divided into series.  The first series shall consist of 1,282,527 shares and is designated “Series A Preferred Stock.”  The powers, preferences, rights, restrictions, and other matters relating to the Series A Preferred Stock are as follows:

1. Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, the amount of $1.56 per share (the “Series A Original Issue Price”) (as adjusted for any stock combinations or splits with respect to such shares).  If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b)  Thereafter, the remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock.

(c)  For purposes of this Article FOURTH Section C.1, a Liquidation Transaction (as defined below) shall be treated as though it were a liquidation, dissolution or winding up of the Corporation for purposes of triggering an immediate obligation to pay the liquidation preference of the Series A Preferred Stock pursuant to Article FOURTH Sections C.1(a) and C.1(b) above; provided, that if the holders of at least a majority of the Series A Preferred Stock elect not to treat the transaction as a Liquidation Transaction, a Liquidation Transaction shall be deemed not to constitute a liquidation, dissolution or winding up of the Corporation.

A “Liquidation Transaction” means (i) a sale, conveyance or other disposition of all or substantially all of the assets, property or business of the Corporation, (ii) a merger or consolidation with or into any other entity, unless the stockholders of the Corporation immediately before the transaction own more than 50% of the voting stock of the acquiring or surviving corporation following the transaction (taking into account, in the numerator, only stock of the Corporation held by such stockholders before the transaction and stock issued in respect of such prior-held stock of the Corporation), (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this Corporation’s securities), of this Corporation’s securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of this Corporation (or the surviving or acquiring entity), or (iv) a liquidation, dissolution or winding up of this Corporation; provided, that a bona fide equity financing transaction in which the Corporation is the surviving corporation and does not (directly or through a subsidiary) receive any assets other than cash and rights to receive cash shall be deemed not to constitute a Liquidation Transaction; provided further, that a transaction shall not constitute a Liquidation Transaction if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately prior to such transaction.  A series of related transactions shall be deemed to constitute a single transaction, and where such transactions involve securities issuances, they shall be deemed “related” if under applicable securities laws they would be treated as integrated.

(d)  Whenever the distribution provided for in this Article FOURTH Section C.1 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the board of directors.

2. Voting Rights; Directors.

(a)  Each holder of shares of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted, shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation.  Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded downward to the nearest whole number.

(b)  Except as set forth in Article FOURTH Sections C.2(c) and C.2(d), the board of directors shall consist of seven (7) members.  Except as set forth in Article FOURTH Sections C.2(c) and C.2(d), the holders of the Common Stock and Preferred Stock, voting together as a single class, shall be entitled to elect all of the members of the board of directors at each meeting or pursuant to the written consent of the Corporation’s stockholders for the election of directors.

(c)  If, during the 18-month period following the date hereof (the “Measuring Period”), the Corporation incurs 9 consecutive months of losses (as determined by the Corporation’s net income prepared in accordance with United States generally accepted accounting principles (not including the costs related to the registration of the Corporation’s securities required by an Investors’ Rights Agreement among the Corporation and certain other parties, dated as of May 23, 2011, “Modified GAAP”), and applied on a consistent basis during such Measuring Period), the holders of the Series A Preferred Stock shall be entitled to vote, as a separate class and by a majority of the outstanding shares of Series A Preferred Stock, for the election to the Corporation’s board of directors of such number of directors as shall equal, at any given time, one plus the number of board members elected at such time by the holders of Common Stock and Preferred Stock voting together as a single class.

(d)  If at the end of the Measuring Period (i) neither the of the events contemplated by Article FOURTH Section C.2(c) or C.3(b)(i) have occurred, and (ii) the Corporation has recorded cumulative profits (as determined by the Corporation’s net income prepared in accordance with Modified GAAP and applied on a consistent basis during such Measuring Period) during the Measuring Period of less than $1,000,000, then the holders of the Series A Preferred Stock shall be entitled to vote, as a separate class and by a majority of the outstanding shares of Series A Preferred Stock, for the election to the Corporation’s board of directors of such number of directors as shall equal, at any given time, one plus the number of board members elected at such time by the holders of Common Stock and Preferred Stock voting together as a single class.

(e)  If the holders of the Series A Preferred Stock become entitled to exercise the special voting rights granted them in Article FOURTH Sections C.2(c) and C.2(d), they may call a special meeting of stockholders under the Corporation’s bylaws or as provided by law, for the purposes of (i) increasing the number of the Corporation’s directors, and (ii) electing new directors, all in order to implement their special voting rights.  The holders of the Series A Preferred Stock may also exercise all voting rights granted them under Article FOURTH Sections C.2(c) and C.2(d) at any annual or other special meeting of stockholders (if entitled to exercise the special voting rights at such time), or by a written consent signed by the holders of at least a majority of the then outstanding shares of Series A Preferred Stock in accordance with the DGCL.

(f)       Each director elected by the holders of Series A Preferred Stock under Article FOURTH Sections C.2(c) or C.2(d) may be removed only upon the vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

3.  Conversion.    The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)  Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into one (1) fully paid and nonassessable share of Common Stock (as adjusted for any stock combinations or splits with respect to the Common Stock).  Such number of shares of Common Stock, as so adjusted from time to time, is referred to herein as the “Conversion Amount of Common Stock.”

(b)      Each share of Series A Preferred Stock shall automatically be converted into the Conversion Amount of Common Stock upon the earlier of (i) if, during the Measuring Period, the Corporation incurs 9 consecutive months of profits (as determined by the Corporation’s net income prepared in accordance with Modified GAAP and applied on a consistent basis during such Measuring Period), the last day of the ninth consecutive month of profits, and (ii) if (A) neither the of the events contemplated by Article FOURTH Section C.2(c) or Section C.3(b)(i) have occurred prior to end of the Measuring Period, and (B) the Corporation has recorded cumulative profits during the Measuring Period of more than $1,000,000 in accordance with Modified GAAP, the last day of the Measuring Period, and (iii) the date specified by written consent or agreement of the holders of at least sixty-seven percent of the then outstanding shares of Series A Preferred Stock (voting together on an as converted to Common Stock basis).

(c)       Upon conversion in accordance with Article FOURTH Section C.3(a) or C.3(b), a holder of Series A Preferred Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall state therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued.  The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid.

(d)       In the event that this Corporation at any time or from time to time after Series A Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Amount of Common Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate.  In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(e)  If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Article FOURTH Section C.3(d) above or a merger or other reorganization referred to in Article FOURTH Section C.1(c) above), provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such reorganization, reclassification or otherwise.

(f)  The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(g)  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

(h)       No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the board of directors).

4.  Protective Provisions.   So long as at least 855,018 shares (such amount being two-thirds of the number of Series A Preferred Stock originally issued) of Series A Preferred Stock (or the shares of Common Stock into which such shares of Preferred Stock were converted) remain outstanding (as adjusted for any stock combinations, splits, recapitalizations and the like with respect to the Series A Preferred Stock), the Corporation shall not, without the vote or written consent by the holders of a majority of the then outstanding shares of the Series A Preferred Stock (or the shares of Common Stock into which such shares of Preferred Stock were converted), voting together as a single class:

(a)  alter or change the rights, preferences or privileges of the Series A Preferred Stock;

(b)      increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock or Common Stock;

(c)  authorize or issue any new class of stock or series of Preferred Stock;

(d)  declare or pay any cash dividends or other distributions with respect to Common Stock or Preferred Stock; or

(e) amend or waive any provision of the Corporation’s Amended and Restated Certificate of Incorporation or bylaws if such amendment or waiver would change or affect any of the rights, preferences or privileges of any shares of Series A Preferred Stock.

5.  No Reissuance of Series A Preferred Stock.   No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

D.  The following provisions relate to the issuance of Preferred Stock other than the Series A Preferred Stock.

1.  The Preferred Stock of the Corporation may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled in any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized.

2.  Subject to Article FOURTH Section C.4, authority is hereby vested in the board of directors from time to time to authorize the issuance of one or more series of Preferred Stock and, in connection with the creation of such series, to fix by resolution or resolutions providing for the issuance of shares thereof the characteristics of each such series including, without limitation, the following:

(a)  the maximum number of shares to constitute such series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the board of directors, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

(b)  whether the shares of such series shall have voting powers, full or limited, together with any other series of Preferred Stock or Common Stock, or as a separate class, or no voting powers, and if any, the terms of such voting powers;

(c)       the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock and whether such dividend shall be cumulative or noncumulative;

(d)  whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms, limitations, restrictions or conditions of such redemption;

(e)  the relative amounts, and the relative rights or preference, if any, of payment in respect of shares of such series, which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding-up of the Corporation;

(f)  whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(g)     whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class, classes or series, or other securities, whether or not issued by the Corporation, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting same;

(h)  the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding-up;

(i)   the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distributions of assets upon liquidation, dissolution or winding-up; and

(j)  any other preference and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall not be inconsistent with law, this Article FOURTH or any resolution of the board of directors pursuant hereto.

E.  The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below.

1.    Subject to Article FOURTH Section C.4, the holders of the Common Stock shall not be entitled to receive any dividends unless they are paid at the same time to holders of Series A Preferred Stock on an as converted basis.

2.    Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation.

FIFTH:      The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.    The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.  Except as set forth in Article FOURTH Sections C.2(c) and C.2(d), the board of directors shall consist of seven (7) members.  The directors shall be divided into three classes, designated Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire board of directors.  Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term.  At each succeeding annual meeting of stockholders, successors to the class of directors whose terms expire at that annual meeting shall be elected for three-year terms.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office as set forth herein.  Except as otherwise required by law, any vacancy on the board of directors that results from an increase in the number of directors and any other vacancy occurring in the board of directors shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.  Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

B.    Any director, or the entire board of directors, may be removed from office only for cause and only by the affirmative vote of not less than two-thirds (2/3) of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock (as defined in Article SIXTH Section C), voting together as one class; provided, however, that if a proposal to remove a director is made by or on behalf of an Interested Person (as defined in Article SIXTH, Section C) or a director who is not an Independent Director (as defined in Article SIXTH Section C), then such removal shall also require the affirmative vote of not less than two-thirds (2/3) of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock, voting together as one class, excluding Voting Stock beneficially owned by such Interested Person.

C.    Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to Article FIFTH Section A unless expressly provided by such terms.

D.    In furtherance and not limitation of the powers conferred by statute, the board of directors is expressly authorized:

1.    To make, alter, amend or repeal the bylaws of the Corporation.  The holders of shares of Voting Stock shall, to the extent such power is at the time conferred on them by applicable law, also have the power to make, alter, amend or repeal the bylaws of the Corporation, provided that any proposal by or on behalf of an Interested Person or a director who is not an Independent Director to make, alter, amend or repeal the bylaws shall require approval by the affirmative vote described in Article SIXTH Section B, unless either (a) such action has been approved by a majority of the board of directors as constituted prior to such Interested Person first becoming an Interested Person; or (b) prior to such Interested Person first becoming an Interested Person, a majority of the board of directors shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors has approved such action.

2.    To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

3.    By a majority of the Whole Board (as defined in ARTICLE FIFTH Section G), to designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Amended and Restated Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Article FOURTH hereof, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation; and, unless the resolution or bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

4.    When and as authorized by the stockholders in accordance with the DGCL, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as the board of directors shall deem expedient and for the best interests of the Corporation.

5.    To the full extent permitted or not prohibited by law, and without the consent of or other action by the stockholders, to authorize or create mortgages, pledges or other liens or encumbrances upon any or all of the assets, real, personal or mixed, and franchises of the Corporation, including after-acquired property, and to exercise all of the powers of the Corporation in connection therewith.

6.    In addition to any other considerations which the board of directors may lawfully take into account, in determining whether to take or to refrain from taking corporate action on any matter, including proposing any matter to the stockholders of the Corporation, the board of directors may take into account the long-term as well as the short-term interests of the Corporation and its stockholders (including the possibility that these interests may be best served by the continued independence of the Corporation), customers, employees and other constituencies of the Corporation and its subsidiaries, including the effect upon communities in which the Corporation and its subsidiaries do business.  In so evaluating any such determination, the board of directors shall be deemed to be performing their duties and acting in good faith and in the best interests of the Corporation within the meaning of Section 145 of the General Corporation Law of the State of Delaware, or any successor provision.

E.    Subject to Article FOURTH Sections C.2(c) and C.2(d) and the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, dissolution or winding-up, nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote in the election of directors generally.  However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting only pursuant to the Corporation’s notice of such meeting or if written notice of such stockholder’s intent to make such nomination or nominations has been received by the Secretary of the Corporation not less than sixty nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth day prior to such annual meeting; or (2) the tenth day following the day on which notice of the day of the annual meeting was mailed or public disclosure thereof was made by the Corporation, whichever first occurs.  Each such notice shall set forth:  (a) the name and address of the stockholder who intends to make the nomination and of the person or person to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations; (d) the class and number of shares of the Corporation which are beneficially owned by such stockholder and the person to be nominated as of the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nominees as of the date of such stockholder’s notice; (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (f) the consent of each nominee to serve as a director of the Corporation if so elected as evidenced by the signature of such nominee.

In addition, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a special meeting only pursuant to the Corporation’s notice of meeting or if written notice of such stockholder’s intent to make such nomination or nominations, setting forth the information and complying with the form described in the immediately preceding paragraph, has been received by the Secretary of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of (i) the sixtieth day prior to such meeting; or (ii) the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure thereof was made by the Corporation, whichever comes first.

Except as provided by Article FOURTH Sections C.2(c) and C.2(d), no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Article FIFTH Section E.  The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by Article FIFTH Section E, and if he or she should so determine, the defective nomination shall be disregarded.

F.    The directors of the Corporation need not be elected by written ballot unless the bylaws so provide.

G.    Special meetings of stockholders of the Corporation may be called by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board, by the holders of 20% of the outstanding share of Series A Preferred Stock or by the President.  For purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

H.    Except as otherwise required by law or by this Amended and Restated Certificate of Incorporation, the holders of not less than one-third (1/3) in voting power of the shares entitled to vote at any meeting of stockholders, present in person or by proxy, shall constitute a quorum, and the act of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter shall be deemed the act of the stockholders.  If a quorum shall fail to attend any meeting, the presiding officer may adjourn the meeting to another place, date or time.  If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with one-quarter (1/4) in voting power of the shares entitled to vote thereat constituting a quorum, then except as otherwise required by law, one-quarter (1/4) in voting power of the shares entitled to vote at such adjourned meeting, present in person or by proxy, shall constitute a quorum, and, except as otherwise required by law or this Amended and Restated Certificate of Incorporation, all matters shall be determined by the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter.

I.    At any meeting of the stockholders, only such business shall be conducted as shall have been properly bought before such meeting.  To be properly bought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors; (2) otherwise properly brought before the meeting by or at the direction of the board of directors; or (3) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice must be received not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty days or delayed by more than sixty days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth day prior to such annual meeting; or (2) the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs.  Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business; (c) the class, series and number of shares of the Corporation which are beneficially owned by the stockholder; and (d) and material interest of the stockholder in such business.

J.    No business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in Article FIFTH.  The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly bought before the meeting and in accordance with the provisions of Article FIFTH, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted.  Nothing herein shall be deemed to affect the Corporation’s proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-8 thereunder.

K.    The books of the Corporation may be kept outside of the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation.

SIXTH:

A.    In addition to any affirmative vote required by law or this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, and except as otherwise expressly provided in Section B of this Article SIXTH, a Business Transaction (as hereinafter defined) with, or proposed by or on behalf of, any Interested Person (as hereinafter defined) or any Affiliate (as hereinafter defined) of any Interested Person or any Person who thereafter would be an Affiliate of such Interested Person shall require approval by the affirmative vote of not less than two-thirds (2/3) of the votes entitled to be cast by holders of all the then outstanding Voting Stock, voting together as one class, excluding Voting Stock beneficially owned by such Interested Person in accordance with Section 203 of the DGCL.  Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

B.    The provisions of Article SIXTH Section A, shall not be applicable to any particular Business Transaction, and such Business Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, or any agreement with any national securities exchange, if either (1) the Business Transaction shall have been approved by a majority of the board of directors as constituted prior to such Interested Person first becoming an Interested Person or (2) prior to such Interested Person first becoming an Interested Person, a majority of the board of directors shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors (as hereinafter defined) shall have approved the Business Transaction.

C.    The following definitions shall apply with respect to this Article SIXTH.

1.    The term “Affiliate” shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

2.    A Person shall be a “Beneficial Owner” of any Capital Stock (a) which such Person or any of its Affiliates beneficially owns, directly or indirectly; (b) which such Person or any of its Affiliates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time or the occurrence of one or more events), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the beneficial owner of any security if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent solicitation made pursuant to and in accordance with the Exchange Act, and is not also then reportable on Schedule 13D under the Exchange Act (or a comparable or successor report); or (c) which is beneficially owned, directly or indirectly, by any other Person with which such Person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock (except to the extent permitted by the proviso of clause (b)(ii) above).  For the purposes of determining whether a Person is an Interested Person, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such Person through application of this Section C.2, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

3.    The term “Business Transaction” shall mean any of the following transactions when entered into by the Corporation or a Subsidiary (as hereinafter defined) of the Corporation with, or upon a proposal by or on behalf of, any Interested Person or any Affiliate of any Interested Person:

(a)    any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Person or (ii) any other corporation which is, or after such merger or consolidation would be, an Affiliate of an Interested Person;

(b)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested Person of assets of the Corporation (other than Capital Stock (as hereinafter defined)) or of any Subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding stock of the Corporation;

(c)    any transaction that results in the issuance of shares or the transfer of treasury shares by the Corporation or by any Subsidiary of the Corporation of any Capital Stock or any capital stock of such Subsidiary to the Interested Person, except (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such Subsidiary which securities were outstanding prior to the time that the Interested Person became such, (ii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such Subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the Interested Person became such, (iii) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock, (iv) any issuance of shares or transfer of treasury shares of Capital Stock by the Corporation, provided, however, that in the case of each of clauses (ii) through (iv) above there shall be no increase of more than one percent (1%) in the Interested Person’s proportionate share of the Capital Stock of any class or series or of the Voting Stock or (v) pursuant to a public offering or private placement by the Corporation to an Institutional Investor;

(d)    any reclassification of securities, recapitalization or other transaction involving the Corporation or any Subsidiary of the Corporation which has the effect, directly or indirectly, of (i) increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such Subsidiary which is owned by the Interested Person, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Person or (ii) increasing the voting power, whether or not then exercisable, of an Interested Person in any class or series of stock of the Corporation or any Subsidiary of the Corporation;

(e)    the adoption of any plan or proposal by or on behalf of an Interested Person for the liquidation or dissolution of the Corporation; or

(f)    any receipt by the Interested Person of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, tax benefits or other financial benefits (other than those expressly permitted in subparagraphs (a) through (e) above) provided by or through the Corporation or any Subsidiary.

4.    The term “Capital Stock” shall mean all capital stock of the Corporation authorized to be issued from time to time under Article FOURTH of this Amended and Restated Certificate of Incorporation.

5.    The term “Independent Directors” shall mean the members of the board of directors who are not Affiliates or representatives of, or associated with, an Interested Person and who were either directors of the Corporation prior to any Person becoming an Interested Person or were recommended for election or elected to succeed such directors by a vote which includes the affirmative vote of a majority of the Independent Directors.

6.    The term “Institutional Investor” shall mean a Person that (a) has acquired, or will acquire, all of its securities of the Corporation in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Section 13 of the Exchange Act and Rule 13d-3(b) thereunder, and (b) is a registered broker dealer; a bank as defined in Section 3(a)(6) of the Exchange Act; an insurance company as defined in, or an investment company registered under, the Investment Company Act of 1940; an investment advisor registered under the Investment Advisors Act of 1940; an employee benefit plan or pension fund subject to the Employee Retirement Income Security Act of 1974 or an endowment fund; a parent holding company, provided that the aggregate amount held directly by the parent and directly and indirectly by its subsidiaries which are not Persons specified in the foregoing subclauses of this clause (b) does not exceed one percent (1%) of the securities of the subject class; or a group, provided that all the members are Persons specified in the foregoing subclauses of this clause (b).

7.    The term “Interested Person” shall mean any Person (other than the Corporation, any Subsidiary, any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock; or (b) has stated in a filing with any governmental agency or press release or otherwise publicly disclosed a plan or intention to become or consider becoming the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock and has not expressly abandoned such plan, intention or consideration more than two years prior to the date in question; or (c) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by holders of all then outstanding shares of Voting Stock.

8.    The term “Person” shall mean individual, corporation, partnership, unincorporated association, trust or other entity.

9.    The term “Subsidiary” means any company of which a majority of the voting securities are owned, directly or indirectly, by the Corporation.

10.    The term “Voting Stock” shall mean Capital Stock of any class or series entitled to vote in the election of directors generally.

D.    A majority of the Independent Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, for the purposes of (1) this Article SIXTH, all questions arising under Article SIXTH including, without limitation (a) whether a Person is an Interested Person, (b) the number of shares of Capital Stock or other securities beneficially owned by any Person; and (c) whether a Person is an Affiliate of another; and (2) this Amended and Restated Certificate of Incorporation, the question of whether a Person is an Interested Person. Any such determination made in good faith shall be binding and conclusive on all parties.

E.    Nothing contained in this Article SIXTH shall be construed to relieve any Interested Person from any fiduciary obligation imposed by law.

SEVENTH:    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH:    The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this corporation required by law or by this Amended and Restated Certificate of Incorporation, and subject to Section C of Article FOURTH, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article EIGHTH, Section G of Article FIFTH, Section D.1 of Article FIFTH, or Article SEVENTH.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on [______], 2011.

                                    _______________________________
                                                         Stephen Crosson, Chief Executive Officer